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EXHIBIT 1
JOINT FILING AGREEMENT
The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is not accurate.
Dated: December 18, 2007

SHANE CORPORATION S.ÀR.L

By: Title:	/s/ David L. Warnock Manager

SHANE GP
By:	Camden Partners Strategic Fund III, L.P., and
Camden Partners Strategic Fund III, L.P., its partners

By:	Camden Partners Strategic III, LLC, their General Partner

By:	Camden Partners Strategic Manager, LLC,
its Managing Member

By:	/s/ Donald W. Hughes

Name:	Donald W. Hughes
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC FUND III, L.P.
By:	Camden Partners Strategic III, LLC,
its General Partner

By:	Camden Partners Strategic Manager, LLC,
its Managing Member

By:	/s/ Donald W. Hughes

Name:	Donald W. Hughes
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.
By:	Camden Partners Strategic III, LLC,
its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Donald W. Hughes

Name:	Donald W. Hughes
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC III, LLC
By:	Camden Partners Strategic Manager, LLC,
its Managing Member

By:	/s/ Donald W. Hughes

Name:	Donald W. Hughes
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC MANAGER, LLC,
By:	/s/ Donald W. Hughes

Name:	Donald W. Hughes
Title:	Managing Member

/s/ Donald W. Hughes

Donald W. Hughes, an Individual

/s/ Donald W. Hughes, Attorney-in-Fact

Richard M. Johnston, an Individual

/s/ Donald W. Hughes, Attorney-in-Fact

David L. Warnock, an Individual

/s/ Donald W. Hughes, Attorney-in-Fact

Richard M. Berkeley, an Individual